UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 3, 2003



                              REHABCARE GROUP, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                       0-19294                    51-0265872
   (State or other              (Commission File             (I.R.S. Employer
   jurisdiction of                   Number)                  Identification
   incorporation)                                                 Number)



        7733 Forsyth Boulevard
              17th Floor
         St. Louis, Missouri                            63105
(Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (314) 863-7422

Item 7.    Financial Statements and Exhibits.

           (c) Exhibits. See Exhibit Index.

Item 9.    Regulation FD Disclosure.

     Beginning on September 3, 2003, RehabCare executives will make presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99. Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future.

     The current slides incorporated into the investor relations presentation are included in this Form 8-K as Exhibit 99. The full slide presentation is available in the Investor Info section on our website at www. rehabcare.com.

     Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

     The presentation included in this report does not include images included in the actual slides. In order that all investors be provided with substantially the same information, RehabCare is making these slides available on its website. The presentation in its entirety will be made available in the Investor Info section of the RehabCare website, www.rehabcare.com, although this availability may be discontinued at any time.

     Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the cost, effect and timing of restructuring activities that have been commenced, including our ability to achieve the annual expense reductions anticipated; the timing and rate of the resumed growth in the staffing division; changes in and compliance with governmental reimbursement rates; regulations or policies affecting the hospital rehabilitation services and contract therapy divisions, including our estimates with respect to the effect of newly promulgated regulations on the Company's business; our ability to attract new client relationships or to retain and grow existing client relationships through the integration of our new information system with those of our clients and the development of alternative product offerings; our ability to identify and consummate strategic acquisitions to accelerate growth in our divisions; our ability, and the additional costs, to attract operational and professional employees; significant increases in health, worker's compensation and professional and general liability insurance premiums; the adequacy and effectiveness of operating and administrative systems; litigation risks, including our ability to predict the ultimate costs and liabilities or the disruption of RehabCare Group's operations; competitive effects on pricing and margins; and general economic conditions, including efforts by insurers, healthcare providers and others to contain healthcare costs.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 3, 2003

                                       REHABCARE GROUP, INC.



                                    By:  /s/ Vincent L. Germanese
                                       -----------------------------------------
                                       Vincent L. Germanese
                                       Senior Vice President, Chief Financial
                                          Officer and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description

99                Text of Investor Relations Presentation in Use
                  Beginning September 3, 2003

                                                                      Exhibit 99
                                   Safe Harbor

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause the Company's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the cost, effect and timing of restructuring activities that have been commenced, including our ability to achieve the annual expense reductions anticipated; the timing and rate of the resumed growth in the staffing division; changes in and compliance with governmental reimbursement rates; regulations or policies affecting the hospital rehabilitation services and contract therapy divisions, including our estimates with respect to the effect of newly promulgated regulations on the Company's business; our ability to attract new client relationships or to retain and grow existing client relationships through the integration of our new information system with those of our clients and the development of alternative product offerings; our ability to identify and consummate strategic acquisitions to accelerate growth in our divisions; our ability, and the additional costs, to attract operational and professional employees; significant increases in health, worker's compensation and professional and general liability insurance premiums; the adequacy and effectiveness of operating and administrative systems; litigation risks, including our ability to predict the ultimate costs and liabilities or the disruption of RehabCare Group's operations; competitive effects on pricing and margins; and general economic conditions, including efforts by insurers, healthcare providers and others to contain healthcare costs.

                            RHB Financial Performance
                                 Q2/03 Vs. Q1/03

                    Q1/03             Q2/03           % Change
Revenue          $138.8 million    $136.0 million        (2.0%)
EBITDA*          $9.1 million      $9.8 million           7.6%
Net Earnings     $4.0 million      $4.5 million          10.2%
EPS              $0.25             $0.27                 10.2%

* Earnings before interest, taxes, depreciation and amortization

                             RHB Financial Position
Strong Balance Sheet
o     Current cash - $24 million
o     Cash generated per month - $2 million
o     No Debt
o     Unused $118 million/5 year revolver - 2 years remaining
o     Current Ratio - 3.2:1
o     DSO - 58 days

                                 RHB Performance
                               Adjusted EPS Growth
                                (Graphic Omitted)

1992-2002 Annual Compounded Growth Rate 21%
Fiscal Year Ended February 28
1992 - $0.20
1993 - $0.24
1994 - $0.29
1995 - $0.35
1996 - $0.42
Fiscal Year Ended December 31
1996 - $0.47**
1997 - $0.68*
1998 - $0.85*
1999 - $1.08*
2000 - $1.45
2001 - $1.18*
2002 - $1.38
2003 - $1.09-$1.23 Guidance

**Annualized
*The results for 2001 and 1999 do not reflect non-operating losses associated with write-down of investments of $0.02 per share and $0.05 per share, respectively. The results for 1998 do not include a $0.06 per share gain on sale of securities or a $0.05 per share charge for the cumulative effect of change in accounting for start-up costs. The results for 1997 do not reflect a $0.06 per share gain on sale of securities. Considering the effects of these non-operating items, EPS in 2001, 1999, 1998 and 1997 was $1.16, $1.03, $0.86 and $0.73,
respectively.


                               RHB Revenues Q2/03
                           Total Revenue $136 million
                                (Graphic Omitted)

Program Management      $79.2 million
   Hospital Rehabilitation Services    $46.3 million
   Contract Therapy                    $32.9 million
Healthcare Staffing     $56.8 million
   Supplemental                        $32.1 million
   Travel                              $24.7 million


                              RHB Business Profile
                        Hospital Rehabilitation Services
                                (Graphic Omitted)

Management of inpatient and outpatient rehabilitation programs, skilled nursing units and the delivery of therapy to medical/surgical patients.

      Inpatient   $33.8 million
      Outpatient  $12.5 million

  159 Hospital Clients as of June 30, 2003
      4   ARU, SNU & OP
      15  ARU & SNU
      23  ARU & OP
      87  ARU only
      30  OP only

  Acute Rehabilitation Units
      Elderly - 44% orthopedic, 19% stroke, 6% neurological
  Skilled Nursing Units
      Elderly - 21% circulatory, 13% respiratory, 10% musculoskeletal
  Outpatient
      Middle-aged - over 80% musculoskeletal

                              RHB Business Profile
                        Hospital Rehabilitation Services
                                (Graphic Omitted)

Annual Revenue (in millions)
           ARU         OP           SNU
1992       $44.5
1993        48.4
1994        61.7
1995        75.5     $ 7.2        $ 0.5
1996        76.7      10.5          4.4
1997        86.6       9.4         10.8
1998        96.5      16.5         15.2
1999       106.2      30.7         10.3
2000       109.3      42.3         10.7
2001       112.5      50.0         10.8
2002       120.7      49.0         10.0

Billable Patient Days/Visits
           ARU Days    OP Visits    SNU Days
1992       247,534
1993       260,134
1994       323,040
1995       397,470     135,064         6,314
1996       386,643     223,904        40,352
1997       430,059     231,256       102,136
1998       493,531     378,108       162,832
1999       548,149     785,943       149,620
2000       563,469     173,324       153,524
2001       581,321   1,439,169       159,617
2002       591,069   1,366,439       141,767

"RehabCare manages the complete continuum of rehabilitation care, from acute therapy through outpatient services. It's a large commitment."
Eileen Malo
Executive VP, Continuing Care Services
Bon Secours Hampton Roads Health System
Norfolk, VA

                              RHB Business Profile
                   Hospital Rehabilitation Services Locations
                                (Graphic Omitted)

Map omitted showing HRS Acute Rehab Unit locations, HRS Outpatient locations, HRS Skilled Nursing Unit locations and Corporate Headquarters location.


                              RHB Business Profile
                                Contract Therapy
                              (as of June 30, 2003)
                               (Graphic Omitted)

Management of post-acute rehabilitation services for patients in skilled nursing and continuing care facilities

195 Clients
455 Programs
Elderly; stroke, orthopedic, neurological, complex medical

Contract therapy revenues 2Q/03 $32.9M

"We were looking for a partner that could not only provide high-quality services, but also help us grow our business."
Mr. Dean Eliason
Vice President
Fountains Retirement Communities, Inc.
Tucson, AZ

                              RHB Business Profile
                                Contract Therapy
                                (Graphic Omitted)

       Annual Revenue (in millions)     Average Revenue Per Location
1997             $8.4                           $234,921
1998             13.9                            281,547
1999             14.1                            154,899
2000             30.0                            192,130
2001             64.7                            258,902
2002            105.3                            278,427

                              RHB Business Profile
                           Contract Therapy Locations
                               (Graphic Omitted)

Map omitted showing Contract Therapy locations and Corporate Office location


                              RHB Business Profile
                              StarMed Supplemental
                               (Graphic Omitted)

Placement of healthcare professionals in single shift to multiple shift assignments in local StarMed markets
- 1,804 clients, 76% Hospitals in Q2/03
- 91% nursing, 9% allied
- Any healthcare environment including hospitals, physician offices, etc.
- 72 branches, 3,808 professionals on assignment, June 30, 2003

Supplemental revenues Q2/03 $32.1M

"StarMed has the assignments that I want, when I want them. That's why StarMed's my company."
Valerie Sanders
Registered Nurse
StarMed Ambassador


                              RHB Business Profile
                                 StarMed Travel
                               (Graphic Omitted)

Placement of healthcare professionals in generally 8 to 26 week assignments at healthcare facilities throughout the U.S.
- 503  clients, 75%  Hospitals in Q2/03
- 73% nursing, 18% radiology
- Hospitals or other healthcare facilities
- 968 professionals on assignment, June 30, 2003

Travel revenues 2Q/03 $24.7M

"Promises fulfilled. I stick with StarMed because I've learned to trust what they tell me."
Renato Oliveros
Physical Therapy Assistant
StarMed Ambassador

                              RHB Business Profile
                                     StarMed
                               (Graphic Omitted)

        Annual Revenue (in millions)         Weeks Worked
         Supplemental        Travel    Supplemental     Travel
1996                          $28.9                     21,908
1997                           46.4                     29,652
1998       $ 28.4              38.2       27,673        24,592
1999        112.9              35.4      106,447        24,663
2000        205.9              54.2      190,806        33,145
2001        225.6              79.0      188,368        45,530
2002        172.1             105.5      128,396        54,156

                              RHB Business Profile
                                StarMed Locations
                               (Graphic Omitted)

Map omitted showing StarMed locations and Corporate Office location


                            RHB Business Description
                                 Market Drivers
                               (Graphics Omitted)

Aging of Baby Boomers
U. S. Population Over 65 (in millions)
2000            34.4
2005            36.3
2010            39.7
2015            45.9
2020            53.7
2025            62.6

Source: U.S. Census Bureau, Population Projections Bureau, January 13, 2000

Shortage of Healthcare Professionals
RN Demand Vs. Supply (in millions)

                Demand          Supply
2000            1.999           1.889
2005            2.161           2.012
2010            2.344           2.069
2015            2.562           2.055
2020            2.810           2.001

Source: National Center for Health Workforce Analysis, U.S.D.H.H.S., July 2002


                            RHB Business Description
                                  Client Needs

Program Management
- Increased facility profitability
- Increased census (with the "right" patients)
- Post-acute care management
- Qualified therapists
- LOS management
- Partners that understand PPS (acute, rehab & SNF)
- Innovative clinical programs
- Partnerships backed with capital
- Systems expertise


                            RHB Business Description
                                  Client Needs

Staffing
- Profitable units at all census levels
- Competency assurance
- Good value
- Integration with permanent staff
- Staffing partners, not vendors
- Easy staffing solutions


                            RHB Strategic Initiatives
                                (Graphic omitted)

Restructuring
Service Offerings
Client Relationships
Acquisitions


                            RHB Strategic Initiatives
                                (Graphic omitted)

1.   Restructure Operations
     - $12 million in cost reductions
            47% Personnel Related
            25% Vendor Relationships
            28% Discretionary Expenditures


                            RHB Strategic Initiatives

2. Re-design Service Offering
     Post-Acute Continuum (Graphic omitted)
     StarMed - integrate  Travel and  Supplemental  into single source  staffing
               provider   (Graphic omitted)


                            RHB Strategic Initiatives

3. Strengthen client relationships
     Build Partnerships instead of transactional relationships
         Program Management
         -     Develop joint venture and capital infusion models
         -     Create a la carte service offering for HRS
         Healthcare Staffing
         - Consolidate Travel & Supplemental into an operations and sales model that builds partnerships with our clients
                 -     Bond - technology consolidation
                 -     Simulis - proving competencies
                 -     Economies of scale


                            RHB Strategic Initiatives
                                (Graphic omitted)

4. Acquisitions
     Capital available
     Key executives focused on acquisitions
     Experience with acquisitions

        Hospital Rehabilitation Services
        --------------------------------
   Advanced Rehabilitation Resources, Inc. - IP
   Physical Therapy Resources, Inc. - OP
   Rehabilitative Care Systems of America - OP
   Salt Lake Physical Therapy - OP
   DiversiCare Rehab Services, Inc. - OP

        Contract Therapy
        ----------------
   TeamRehab
   Moore Rehabilitation Services, Inc.
   Rehab Unlimited, Inc.
   Therapeutic Systems, Ltd

        Healthcare Staffing
        -------------------
   Healthcare Staffing Solutions, Inc.
   StarMed
   All Staff, Inc.
   eai Healthcare Staffing Solutions, Inc.


                             RHB Elements of Success
                                (Graphic omitted)

                              Consistent Long-Term
                                   EPS Growth
                                Strong Cash Flow

           Strong Client          Experienced      Innovative Products
            Relationships       Management Team        & Services

   Market Trend                   Shortage of                   Positive
   To Partnering                  Clinicians                  Demographics